                                  EXHIBIT 24.1


                               POWER OF ATTORNEY
                               -----------------

          I hereby appoint CRAIG E. GASS, MARLENE A. SHARLAND, and EDWARD J. STARK, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as Director and Chairman of the Board of BA Merchant Services, Inc. and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1998, and any amendments.


Dated:  March 30, 1999

                                            /s/ James G. Jones
                                            ------------------
                                            James G. Jones
                                            Chairman of the Board

                               POWER OF ATTORNEY
                               -----------------

          I hereby appoint CRAIG E. GASS, MARLENE A. SHARLAND, and EDWARD J. STARK, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as Director and President and Chief Executive Officer of BA Merchant Services, Inc. and file with the Securities and Exchange Commission the Corporation's Form 10K annual report for 1998, and any amendments.


Dated:  March 30, 1999
                                            /s/  Sharif M. Bayyari
                                            -----------------------------
                                            Sharif M. Bayyari
                                            President and Chief Executive
                                            Officer

                               POWER OF ATTORNEY
                               -----------------

          I hereby appoint CRAIG E. GASS, MARLENE A. SHARLAND, and EDWARD J. STARK, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BA Merchant Services, Inc. and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1998, and any amendments.


Dated:  March 30, 1999
                                            /s/ Barbara J. Desoer
                                            ---------------------
                                            Barbara J. Desoer
                                            Director

                               POWER OF ATTORNEY
                               -----------------

          I hereby appoint CRAIG E. GASS, MARLENE A. SHARLAND, and EDWARD J. STARK, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BA Merchant Services, Inc. and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1998, and any amendments.


Dated:  March 30, 1999
                                            /s/ Christopher A. Callero
                                            --------------------------
                                            Christoper A. Callero
                                            Director

                               POWER OF ATTORNEY
                               -----------------

          I hereby appoint CRAIG E. GASS, MARLENE A. SHARLAND, and EDWARD J. STARK, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BA Merchant Services, Inc. and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1998, and any amendments.


Dated:  March 30, 1999
                                            /s/ William E. Fisher
                                            ---------------------
                                            William E. Fisher
                                            Director

                               POWER OF ATTORNEY
                               -----------------

          I hereby appoint CRAIG E. GASS, MARLENE A. SHARLAND, and EDWARD J. STARK, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BA Merchant Services, Inc. and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1998, and any amendments.


Dated:  March 30, 1999
                                            /s/ Donald R. Dixon
                                            -------------------
                                            Donald R. Dixon
                                            Director

                               POWER OF ATTORNEY
                               -----------------

          I hereby appoint CRAIG E. GASS, MARLENE A. SHARLAND, and EDWARD J. STARK, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer of BA Merchant Services, Inc. and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1998, and any amendments.


Dated:  March 30, 1999
                                            /s/ James H. Williams
                                            ---------------------
                                            James H. Williams
                                            Executive Vice President

                               POWER OF ATTORNEY
                               -----------------

          I hereby appoint CRAIG E. GASS, MARLENE A. SHARLAND, and EDWARD J. STARK, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BA Merchant Services, Inc. and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1998, and any amendments.


Dated:  March 30, 1999
                                            /s/ Hatim A. Tyabji
                                            -------------------
                                            Hatim A. Tyabji
                                            Director